CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the quarterly report on Form 10-Q of Chugach Electric Association, Inc. (the "Company") for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission (the "Report"), I, Bradley W. Evans, Chief Executive Officer and Principal Executive Officer of the Company, hereby certify as the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 13, 2015	By:	/s/ Bradley W. Evans
Bradley W. Evans
Chief Executive Officer
Principal Executive Officer